10f-3 Transactions Summary

Set forth below is a summary of the transactions made
pursuant to the Funds' 10f-3 procedures for the period
1/1/06-6/30/06
Fund
VA Omega Fund
Security
Sealy Corp
Advisor
EIMCO
Transaction
 Date
4/7/2006
Cost
10900
Offering Purchase
0.038%
Broker
Citigroup & Sun Trust Robinson Humphrey
Underwriting
Syndicate
Members
"Goldman, Sachs & Co."

Fund
VA Core Bond Fund
Security
"Wellpoint, Inc."
Advisor
EIMCO
Transaction
 Date
1/6/2006
Cost
"$15,000"
Offering Purchase
0.56%
Broker
Banc of America Securities LLC
Underwriting
Citigroup
Syndicate
"Goldman, Sachs & Co"
Members
Wachovia Securities

Fund
VA Core Bond Fund
Security
Abbott Laboratories
Advisor
TAG
Transaction
 Date
5/11/2006
Cost
$250
Offering Purchase
Broker
Morgan Stanley
Underwriting
ABN AMRO Incorporated
Syndicate
Banc of America Securities LLC
JP Morgan
Morgan Stanley
Members
Wachovia Securities

Fund
VA Growth Fund
Security
Hub International
Advisor
EIMCO
Transaction
 Date
5/16/2006
Cost
"$9,000"
Offering Purchase
0.23%
Broker
Stephens Inc.
Underwriting
Syndicate
Members
Wachovia Securities
Cochran Caronia Waller
"Ferris, Baker Watts"
"Keefe, Bruyette & Woods"

Fund
VA Growth Fund
Security
Cogent Communications
Advisor
EIMCO
Transaction
 Date
6/1/2006
Cost
"$53,100"
Offering Purchase
0.59%
Broker
"Bear, Stearns & Co. Inc."
Underwriting
Syndicate
Members
"Bear, Stearns & Co. Inc."
Thomas Weisel Partners LLC
Wachovia Securities
Friedman Billings Ramsey

Fund
VA Growth Fund
Security
Time Warner Telecom
Advisor
EIMCO
Transaction
 Date
3/22/2006
Cost
"$20,000"
Offering Purchase
0.10%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Morgan Stanley

Fund
VA Balanced
Security
Abbott Laboratories
Advisor
TAG
Transaction
 Date
5/11/2006
Cost
$100
Offering Purchase
0.00%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Morgan Stanley

Fund
VA High Income Fund
Security
"Avis Budget Car Rental, LLC."
Advisor
EIMCO
Transaction
 Date
4/12/2006
Cost
"$500,000"
Offering Purchase
0.13%
Broker
JP Morgan
Underwriting
Syndicate
Members
Deutsche Bank Securities
Banc of America Securities LLC
Citigroup
Wachovia Securities